Other income (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure Of Other Income [Abstract]
Disclosure of detailed information about other income
	For the year ended December 31
	2023	2022	2021
	USD in thousands	USD in thousands	USD in thousands
Changes in contingent consideration	33,684	12,002	-
Production delay compensation	9,542	-	-
Capital gains	9,847	-	-
Tax equity partnerships depreciations	5,440	-	-
Others	221	1,765	778

Total	58,734	13,767	778